UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 15, 2007
Date of Report (Date of earliest event reported)

REABLE THERAPEUTICS FINANCE LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-142188	20-5653965
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9800 Metric Blvd., Austin, Texas		78758
(Address of Principal Executive Offices)		(Zip Code)

(512) 832-9500
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 15, 2007, ReAble Therapeutics Finance LLC, a Delaware limited liability company (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with DJO Incorporated, a Delaware corporation (“DJO”), and Reaction Acquisition Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”).

Under the terms of the Merger Agreement, Merger Sub will be merged with and into DJO (the “Merger”), with DJO continuing as the surviving corporation and becoming a wholly-owned subsidiary of the Company. As of the effective time of the Merger, each issued and outstanding share of common stock of DJO will generally be cancelled and converted into the right to receive $50.25 in cash, without interest. Consummation of the Merger is subject to several conditions, including the adoption of the Merger Agreement by DJO’s stockholders, the absence of certain legal impediments, the obtaining of certain foreign and domestic regulatory approvals, and other customary closing conditions.

Concurrently, and in connection with entering into the Merger Agreement, the Company entered into a debt commitment letter (the “Debt Commitment Letter”) with Credit Suisse, Credit Suisse Securities (USA) LLC, Bank of America, N.A., Banc of America Bridge LLC, and Banc of America Securities LLC (the “Debt Financing Sources”), pursuant to which, subject to the conditions set forth therein, the Debt Financing Sources committed to provide to the Company:  (i) up to $1.155 billion of senior secured credit facilities, for the purpose of financing the Merger, repaying or refinancing certain of the Company’s existing indebtedness and certain of the existing indebtedness of DJO and its subsidiaries, paying fees and expenses incurred in connection with the Merger and the financing thereof, and providing ongoing working capital for other general corporate purposes to the Company and its subsidiaries following completion of the Merger and (ii) if up to $575 million of senior unsecured notes are not issued on or prior to the initial funding of the senior secured credit facilities, up to $575 million of senior unsecured increasing rate loans under a bridge facility, for the purpose of financing the Merger, repaying or refinancing certain of our existing indebtedness and certain of the existing indebtedness of DJO and its subsidiaries, and paying fees and expenses incurred in connection with the Merger and the financing thereof.  The debt commitments expire on March 15, 2008.

The Company has also obtained an equity commitment letter (the “Equity Commitment Letter”) from Blackstone Capital Partners V L.P. (“Blackstone”), pursuant to which, subject to the conditions set forth therein, Blackstone committed to provide to the Company $408.4 million for the purposes of financing, and to the extent necessary to fund, the Merger and the other transactions pursuant to and in accordance with the Merger Agreement and related fees and expenses.  The equity commitment expires on March 15, 2008.

The foregoing summary of the Merger Agreement, the Debt Commitment Letter, the Equity Commitment Letter (the “Transaction Agreements”) and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached as Exhibit 2.1 and incorporated herein by reference, the Debt Commitment Letter, which is attached as Exhibit 10.1 and incorporated herein by reference, and the Equity Commitment Letter, which is attached as Exhibit 10.2 and incorporated herein by reference.

The Transaction Agreements have been included to provide investors and security holders with information regarding their terms. The Transaction Agreements are not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Transaction Agreements were made only for purposes of those agreements and as of specific dates, were solely for the benefit of the parties to such agreements, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Transaction Agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Transaction Agreements and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Merger Sub, or DJO or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of July 15, 2007, among ReAble Therapeutics Finance LLC, Reaction Acquisition Merger Sub, Inc., and DJO Incorporated.
10.1	Debt Commitment Letter from Credit Suisse, Credit Suisse Securities (USA) LLC, Bank of America, N.A., Banc of America Bridge LLC, and Banc of America Securities LLC, dated as of July 15, 2007.
10.2	Equity Commitment Letter from Blackstone Capital Partners V L.P., dated as of July 15, 2007.

*   Schedules and similar attachments to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REABLE THERAPEUTICS FINANCE LLC

Date: July 20, 2007	By:	/s/ Harry L. Zimmerman
Name: Harry L. Zimmerman
Title: Executive Vice President - General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of July 15, 2007, among ReAble Therapeutics Finance LLC, Reaction Acquisition Merger Sub, Inc., and DJO Incorporated.
10.1	Debt Commitment Letter from Credit Suisse, Credit Suisse Securities (USA) LLC, Bank of America, N.A., Banc of America Bridge LLC, and Banc of America Securities LLC, dated as of July 15, 2007.
10.2	Equity Commitment Letter from Blackstone Capital Partners V L.P., dated as of July 15, 2007.

*   Schedules and similar attachments to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.